ACQUISITION OF DJO GLOBAL | November 19, 2018 Exhibit 99.2

The following information may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to risks and uncertainties regarding Colfax and DJO’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the acquisition, (ii) access to available financing on a timely basis and reasonable terms, (iii) the effects of the transaction on Colfax and DJO operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, and (iv) other factors detailed in Colfax’s and DJO’s respective reports filed with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of the date hereof. Colfax disclaims any duty to update the information herein..   This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended or via an exemption from the requirements of the Securities Act. Forward Looking Statements & Non-GAAP Disclaimer

Evolves Colfax to higher margins, faster growth and lower cyclicality, with upside opportunities Non-cyclical, steady revenue growth – ~4% CAGR over past 5 years >55% gross margins and >20% EBITDA margin in 2017 with upside Colfax will use CBS to drive further operating improvement and margin expansion and generate sustainable long-term growth Significant bolt-on and adjacent acquisition runway over time Expect significant value for Colfax shareholders EPS accretion in first year, excluding transaction-related amortization and one-time costs 10% ROIC within 5 years Strong free cash flow conversion Improved portfolio Industry-defining products and brands Beneficial trends – demographics and increased preventive care Diverse solutions across products, channels, and geographies DJO is a global leader uniquely positioned in $21B orthopedic solutions market Compelling Strategic Transaction

Consideration Colfax to acquire DJO from Blackstone Group for approximately $3.15 billion in cash Attractive Adjusted EBITDA multiple of 11.7x1 Funded by cash, debt, and equity J.P. Morgan and Credit Suisse providing committed bridge financing Commitment to Balance Sheet Strength Goal to maintain current credit rating Committed to reduce leverage to mid-3x’s by end of 2019 Exploring options to de-leverage, including potential sale of Air & Gas Handling business No share repurchases or material acquisitions until de-leveraging targets are met Timing/Approvals Expected close in Q1 2019, subject to regulatory approvals & customary closing conditions Transaction Details (1) LTM as of September 30, 2018.

A passionate commitment “to get and keep people moving” Iconic brands and category defining products Attractive financial performance Industry leading positions Strong demographic and sector drivers Talented and experienced leadership team Introducing DJO Global

DJO’s Attractive Financial Profile 22.3% 2017 Revenue By Product 2017 Revenue By Geography Serving Large & Growing Healthcare Segments Exposure to Global Markets Transformation Driving Margin Expansion Steady, Non-Cyclical Growth ~4% CAGR Adjusted EBITDA (in millions) Revenue (in millions) 21.7% 19.2% 19.8% Adjusted EBITDA Margin 19.7% 20.0% Source: DJO Finance LLC, financial statements; Colfax adjustments (1) TTM as of September 2018. (2) See appendix for reconciliation of non-GAAP financial measures. (1) (1) (2)

Iconic Brands and Industry Defining Products Custom Knee Braces From elite athletes to weekend warriors, more than 20 years of industry leading protection Removable Braces Pioneer in the space with #1 global market share Surgical Implants Leader in differentiated technology and upper extremity solutions Muscle Growth and Recovery Stimulation Used by pro athletes globally Connected Brace Technology Cloud-based remote monitoring Electrotherapy & Rehabilitation Equipment Broad portfolio for physical therapists and athletic trainers

Reconstructive – ($17 billion market) SURGICAL IMPLANTS: One of the fastest-growing adult reconstructive surgery businesses; launched new reverse shoulder in U.S. which is now the leading product worldwide in its class BONE GROWTH STIMULATION: Technology leader in bone growth stimulation market with products for spine fusions and fractures; powered by a proprietary continuous magnetic field (“CMF”) technology Prevention & Rehabilitation – ($4 billion market) BRACING: Leader with comprehensive offering of rigid and soft bracing for use in both functional and acute settings REHABILITATION: Musculoskeletal, neurological and soft tissue treatment products including electrotherapy, continuous passive motion (CPM) devices, traction devices, heat and cold therapy and treatment tables FOOTCARE: Diabetic footwear, custom orthotics and compression hosiery with sales into consumer, podiatry, and retail channels DJO’s Market Leading Positions #1 GLOBALLY #1 GLOBALLY #1 IN U.S. #1 IN REVERSE SHOULDER GLOBALLY #3 GLOBALLY Source: DJO Global internal data.

PERFORMANCE PREVENTION SURGICAL RECOVERY REHAB Athletic braces Muscle stimulation Pre-op braces Slings Protective solutions Orthotic shoes Shoulders Knees Hips Bone growth stimulators Post-op braces Bone growth stimulators DVT Cold therapy Traction devices Electrotherapy Heat/cold therapy Products & Services Across Continuum of Care Prevention Repair Recovery Software billing solution for providers Connected medicine

Orthopedic Patient Volume Growth Hip and Knee Moving to Outpatient AGING POPULATION: Rise of diseases and injuries that require surgeries or other orthopedic treatment RISING OBESITY: Increased likelihood of orthopedic injury and need for orthopedic products REDUCTION IN OPIOID USAGE: Shift to utilizing non-opioid pain relief solutions, including bracing INCREASED GLOBAL ACCESS TO HEALTHCARE: Higher levels of healthcare coverage with access to orthopedic care MORE BUNDLED CARE REIMBURSEMENT: Shift to bundled payments that focus on outcomes and incentivize bracing spend SHIFT TO OUTPATIENT CARE IN U.S.: Shift of surgical procedures out of hospitals is increasing need for post-operative rehabilitation CONNECTED MEDICINE: Rising use of remote patient monitoring to increase patient treatment compliance Sources: Global Data; Leading Consulting Firm Analysis Macro Trends Support Sustained Growth Population Trends Healthcare Trends (Patients in U.S. and Europe; in millions) 4-5% CAGR

# Industry Leading Innovation

## AltiVate Reverse Shoulder



- #1 reverse shoulder globally
- Shoulder revenue increased 20% CAGR (2015-2018)
- Reverse shoulder now >50% of all shoulder replacement procedures and growing
- Leadership and differentiation driving share gain

## X4 Smart Brace


X4
3790

- Pioneering internet-connected smart brace
- Cloud-based connectivity throughout continuum of care
- Promotes patient progression, compliance & engagement
- Robust pipeline of connected product launches

## MotionMD



MOTIONMD

- Cutting-edge SaaS platform
- Most widely used digital billing tool – serving nearly 20% of U.S. orthopedic clinics
- Decision support and workflow benefits

Source: Internal DJO Global data.

11

COLFAX

DJO Consistent with Disciplined M&A Approach Focus and Empower Top Talent Acquire Good Companies Use CBS to Make Them Great Attractive markets Strong brands and solutions Opportunities to improve and expand Values Tools & processes Way of working Independent businesses Great leaders, strong teams, winning spirit Lean, high value corporate

Colfax/DJO Value Creation Opportunity Ramp to 4-5% annual growth Improve EBITDA margins >50 bps per year Increase unlevered FCF to $200+ million p.a. by year 3 Achieve Colfax 10% ROIC target by year 5 Finish transformation, embrace CBS culture Fuel strong innovation-driven implants growth Re-invigorate vitality in Prevention & Rehabilitation Leverage clinic workflow position Accelerate/expand via acquisitions DJO Performance Goals

DJO Meets Colfax Acquisition Criteria Colfax New Platform Criteria DJO a Clear Fit Steady growth and beneficial secular trends Low cyclicality and volatility #1 in Bracing and Rehab Leading positions across the continuum of orthopedic care >55% gross margins >20% EBITDA margins New product launches and expanded technology-driven healthcare product line Attractive end-markets Market leadership Improve margin structure Acquisition and innovation headroom

Successfully Reshaping Colfax Operational improvement Fluid Handling 2015 2016 2017 2018 2019 DIVEST Pivot to industrial markets EXPLORE STRATEGIC OPTIONS Faster, less cyclical growth Structurally higher margin potential Innovation upside More attractive capital deployment landscape AMI Siemens Turbo HKS GCE Sandvik TBi Roots Build-out platform Air & Gas Handing Fabrication Tech. Medical Technology Technology development & investment Foundation Structural shift to margin/growth

Financing Structure Approximately $3.15 billion total consideration to be financed with: $100 million of cash on hand $2.4-$2.7 billion of debt: combination of term loans and senior bonds $500-$700 million of equity or equity-linked securities J.P. Morgan and Credit Suisse providing committed bridge financing DJO outstanding debt to be extinguished at close Financing and Balance Sheet Overview Balance Sheet Pro forma leverage expected to be 4.7x-4.9x at closing Committed to reduce leverage to mid-3x’s by end of calendar 2019 Expected liquidity of >$700 million post-closing will allow Colfax to maintain balance sheet strength and flexibility Expect to maintain current credit ratings

Capital Allocation Priorities Long-Term Financial Policy Manage leverage to pre-acquisition levels Continue to shape portfolio to create value & minimize volatility Long-term goal to achieve investment grade ratings Committed to reduce debt leverage to mid-3x’s in 2019 Will evaluate de-leveraging options to repay debt, including the potential sale of Air and Gas Handling No material acquisitions or share repurchases until leverage target met Near-Term Focus

Compelling Strategic Transaction Diversifying portfolio with global leader in orthopedic care, uniquely positioned to benefit from demographic and industry trends Executing on our strategy to make portfolio higher margin, faster growth, and less cyclical Expecting significant long-term value creation from increasing top-line growth, enhancing margins and driving cash flow

APPENDIX

Non-GAAP Reconciliation (unaudited) Colfax has provided in this presentation financial information that has not been prepared in accordance with GAAP, including Adjusted EBITDA for DJO Global.  DJO Global provided Colfax with this information, which was derived from DJO Global’s historical unaudited financial statements for the twelve months ended September 29, 2018 and has not been audited or reviewed by Colfax’s or DJO Global’s independent public accountants.  DJO Global defines Adjusted EBITDA as net income (loss) attributable to DJO Global plus interest expense, net, income tax provision (benefit), and depreciation and amortization, further adjusted for certain non-cash items, non-recurring items and other adjustment items as permitted in calculating covenant compliance and other ratios under the agreements governing the outstanding debt of DJO Global’s subsidiary DJO Finance, LLC (DJO Finance). Adjusted EBITDA should not be considered as an alternative to net income (loss) attributable to DJO Global or other performance measures presented in accordance with GAAP, or as an alternative to cash flow from operations as a measure of liquidity.   Colfax believes this presentation of DJO Global’s Adjusted EBITDA is useful and helps management, investors and rating agencies enhance their understanding of the impact of the DJO Global acquisition on Colfax’s financial performance.  However, Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions.  Therefore, DJO Global’s definition of Adjusted EBITDA may not be comparable to the definitions used by other companies.   Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure. A reconciliation of Adjusted EBITDA to GAAP net income has been provided in the Appendix.

Non-GAAP Reconciliation (unaudited)